SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 3, 2000



                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
           (Exact name of each Registrant as specified in its Charter)



              Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
            Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
    (State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                              11-3233647
                                                                                       (IRS Employer ID Number)
                       225 Broadhollow Road                                                      11747
                        Melville, New York                                                    (Zip Code)
             (Address of principal executive offices)

                                     1-13762
                            (Commission File Number)


                                 (631) 694-6900
              (Registrant's telephone number, including area code)


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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

          99 Supplemental Operating and Financial Data for the Quarter Ended September 30, 2000

ITEM 9.        REGULATION FD DISCLOSURE

For the quarter ended September 30, 2000, Registrants intend to make available supplemental data regarding their operations that is too voluminous for a press release. Registrants are attaching the supplemental data as Exhibit 99 to this Current Report on Form 8-K.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.








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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           RECKSON ASSOCIATES REALTY CORP.


                                           By:      /s/ Michael Maturo
                                               ---------------------------------
                                               Michael Maturo
                                               Executive Vice President
                                               and Chief Financial Officer


                                           RECKSON OPERATING PARTNERSHIP, L.P.

                                           By:  Reckson Associates Realty Corp.,
                                                its General Partner


                                           By:      /s/ Michael Maturo
                                              ----------------------------------
                                              Michael Maturo
                                              Executive Vice President
                                              and Chief Financial Officer


Date:  November 3, 2000











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